                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          TAL INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                       DELAWARE                                                     20-1796526
        (State of incorporation or organization)                      (I.R.S. Employer Identification No.)

       100 MANHATTANVILLE ROAD, PURCHASE, NEW YORK                                  10577-2135
         (Address of principal executive offices)                                   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                   Title of each class                                      Name of each exchange on which
                   to be so registered                                      each class is to be registered

         COMMON STOCK, PAR VALUE $0.001 PER SHARE                               NEW YORK STOCK EXCHANGE

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates: 333-126317 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE.
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          A description of the shares of common stock to be registered hereunder is set forth under the captions "Description of Capital Stock" and "Shares
Eligible for Future Sale" in the registrant's registration statement on Form
S-1, Registration No. 333-126317, filed with the Securities and Exchange
Commission on June 30, 2005, as amended by Amendment No. 1 filed on August 26,
2005, by Amendment No. 2 filed on September 20, 2005, by Amendment No. 3 filed on October 5, 2005 and as may be subsequently amended (collectively, the
"Registration Statement"), which description is hereby incorporated by reference. Any form of prospectus that constitutes part of the Registration
Statement and is filed by the registrant pursuant to Rule 424(b) under the
Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.

ITEM 2.   EXHIBITS.

          None.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      TAL INTERNATIONAL GROUP, INC.

Date: October 5, 2005                 By: /s/ Brian M. Sondey
                                          --------------------------------------
                                          Name:  Brian M. Sondey
                                          Title: Chief Executive Officer

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